UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

___________________

ERGO SCIENCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-69172 (Commission File Number)	04-3565746 (I.R.S. Employer Identification Number)

790 Turnpike St., Suite 202 North Andover, MA (Address of principal executive offices)		01845 (Zip Code)

Registrant’s telephone number, including area code: (978) 688-8833

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information contained in Item 8.01 below is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information contained in Item 8.01 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events

Ergo Science Corporation (the “Company”) announced today that it has filed certificates of amendment to its certificate of incorporation with the Secretary of State of Delaware to affect a 1-for-200 reverse stock split of the Company’s common stock, par value $0.01 per share (“common stock”), to be followed immediately by a 200-for-1 forward stock split of the Company’s common stock (collectively, the “transaction”). The transaction was effective as of 11:58 p.m. (Eastern Time) on February 6, 2007. The main purpose of the transaction is to permit the Company to deregister the common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and thereby avoid the expenses associated with filing reports with the Securities and Exchange Commission.

Pursuant to the transaction, stockholders of record holding fewer than 200 shares of the Company’s common stock immediately before the transaction will have such shares aggregated, converted into the right to receive a cash payment of $2.10 for each such share owned before the reverse stock split and sold to William T. Comfort III, a stockholder and director of the Company. Stockholders who are cashed out as a result of the transaction will be notified by the Company’s transfer agent and the exchange agent for purposes of the transaction, American Stock Transfer & Trust Company. Stockholders holding 200 or more shares of the Company’s common stock immediately before the transaction will continue to hold the same number of shares after completion of the transaction and will not receive any cash payment for their shares.

As a result of the transaction, approximately 45,380 shares were cashed out and the number of holders of record of the Company’s common stock was reduced to fewer than 300, which enables the Company to terminate the registration of its common stock under the Exchange Act. The Company will file to terminate the registration of its common stock immediately. In connection with the transaction, the common stock will no longer be eligible for quotation on the over-the-counter bulletin board maintained by the NASD. The common stock will only be quoted on the “pink sheets” and stockholders will continue to be able to trade their shares in the over-the-counter markets or private transactions.

A copy of the press release announcing the proposed transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
99.1	Press Release issued on February 7, 2007 announcing completion of reverse/forward stock split

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERGO SCIENCE CORPORATION

Date: February 7, 2007	By:	/s/ Charles E. Finelli
Charles E. Finelli Chief Executive Officer